UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 18, 2002

Cortelco Systems Puerto Rico, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-49626 (Commission File Number)	66-0567491 (IRS Employer Identification Number)

1550 Ponce de Leon Avenue, Suite 100
San Juan, Puerto Rico 00926

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     787-758-0000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
PRESS RELEASE

      Item 5.   Other Events

     On July 18, 2002, Cortelco Systems Puerto Rico, Inc. issued a press release in which it announced details of its spin-off from eOn Communications Corporation. The spin-off will take place on July 31, 2002 via a stock dividend to eOn shareholders of record on July 22, 2002. A copy of the press release is filed as Exhibit 99 hereto, and incorporated herein by reference.

      Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits:

Exhibit
Number	Description of Exhibit

99	Press release issued by Cortelco Systems Puerto Rico, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2002

CORTELCO SYSTEMS PUERTO RICO, INC.

	By:	/s/ Sergio Moren

Sergio Moren President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99	Press release issued by Cortelco Systems Puerto Rico, Inc. on July 18, 2002.